Supplement dated October 20, 2015 to the Prospectus dated May 1, 2015 for the Pacific Select Variable Annuity II issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus dated May 1, 2015, as supplemented. Please retain it for future reference.

All changes in this supplement will occur October 30, 2015, unless otherwise noted below.

Starting October 26, 2015, the address used for overnight delivery will change to the following:

Pacific Life Insurance Company

6750 Mercy Road, 4th Floor, RSD

Omaha, Nebraska 68106

From October 26, 2015 through November 20, 2015, any correspondence (including but not limited to subsequent Purchase Payments, applications and/or other forms, written requests, or questions) mailed, In Proper Form, to the prior overnight address (1299 Farnam Street, 6th Floor, RSD, Omaha, Nebraska 68102) will be considered received as of the day of receipt and forwarded to the new address set forth above. Beginning November 21, 2015, any correspondence mailed to the prior overnight address will be forwarded to the new overnight address set forth above and will be considered received once it arrives, In Proper Form, at the new overnight address.

The following Investment Options will be available:

AMERICAN FUNDS INSURANCE SERIES®	INVESTMENT GOAL	MANAGER
American Funds® IS Asset Allocation FundSM Class 4	Provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds® IS Growth FundSM Class 4	Provide you with growth of capital.	Capital Research and Management CompanySM
American Funds® IS Growth-Income FundSM Class 4	Provide long-term growth of capital and income.	Capital Research and Management CompanySM

For more information on the new Fund portfolios, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the applicable Fund prospectus. You can obtain an applicable Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

The Subadviser for the Pacific Select Fund Small-Cap Value Portfolio will be changed to the following:

AllianceBernstein L.P.

The term Fund under the TERMS USED IN THIS PROSPECTUS section is amended to include the following:

American Funds Insurance Series

The third bullet of the Transferring Among Investment Options subsection of the OVERVIEW section and the Transfers and Market-timing Restrictions subsection of the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED section are replaced with the following:

•	Only 2 transfers into or out of each American Funds IS Asset Allocation Fund, American Funds IS Growth Fund, or American Funds IS Growth-Income Fund Investment Option may occur in any calendar month.

The Investment Adviser subsection under the YOUR INVESTMENT OPTIONS section is amended to include the following:

Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

The second paragraph of the Service Arrangements subsection under the ADDITIONAL INFORMATION section is amended to include the following:

American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4) held by our separate accounts.

Form No.  PSVA2SUP1015